UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported) September 2, 2002

GUITRON INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-37904 (Commission File Number)	51-0397012 (IRS Employer Identification Number No.)

1530 9th Avenue, S.E., Calgary, Alberta, Canada T2G 0T7
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (403) 693-8014

38 Place Du Commerce, Suite 230, Nuns' Island, Montreal, Quebec, Canada H3E 1T8

________________________________________________________
(Former name or former address, if changed since last report)

ITEM 1. Changes in Control of Registrant.

Not Applicable

ITEM 2. Acquisition or Disposition of Assets

Not Applicable

ITEM 3. Bankruptcy or Receivership

Not Applicable

ITEM 4. Changes in Registrants' Certifying Amendments

(a) On September 13, 2002, Guitron International, Inc. ("Registrant") filed a Current Report on Form 8-K to disclose the dismissal of its principal accountant previously engaged to audit the Registrant's financial statements, Pinkham & Pinkham. Prior to such filing, the Registrant provided Pinkham & Pinkham with a copy of the disclosures made in such Report. The Registrant requested Pinkham & Pinkham to furnish it with a letter addressed to the SEC stating whether it agrees with the statements made in the Report. As of the date of filing of such Report, the Registrant had not received a letter from Pinkham & Pinkham. However, the firm indicated that it would provide the Registrant with the letter. The Registrant indicated in the Report that when received, the letter shall be filed as an Exhibit to an Amendment to the Report.

This Amendment No. 1 is now being filed and attaches as an Exhibit hereto a letter dated September 23, 2002 from Pinkham & Pinkham.

Pinkham & Pinkham was engaged to audit the Registrant's financial statements for the fiscal years ended July 31, 2000 and 1999. Pinkham & Pinkham's report on the Registrant's financial statements for the fiscal years ended July 31, 2000, and 2000 contained substantial doubt about the Registrant's ability to continue as a going concern. The decision to change accountants was approved by the Registrant's Board of Directors.

During the Registrant's two (2) most recent fiscal years and during all subsequent interim periods preceding Pinkham & Pinkham's dismissal, there were no disagreements between the Registrant and the accounting firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

Other than the comments with respect to substantial doubt about the Registrant's ability to continue as a going concern as described above, there were no reportable events (as such term is defined by paragraph (a)(1)(v) of Item 304 of Regulation S-K promulgated by the Securities and Exchange Commission ("Regulation S-K") that occurred within the Registrant's two most recent fiscal years nor any subsequent interim period preceding the dismissal of Pinkham & Pinkham.

(b) As of September 2nd, 2002, the Registrant has engaged the accounting firm of Miller & McCollom as its principal accounting firm to audit its financial statements. The Registrant has not consulted with Miller & McCollom regarding either the application of accounting principles to a specified transaction, or the type of audit opinion that might be rendered on the Registrant's financial statements; nor any disagreement or other reportable event (as such are defined in paragraphs (a)(1)(iv)-(v) under Item 304 of Regulation S-K) as no such disagreement or reportable event occurred as disclosed above.

ITEM 5. Other Event and Regulation FD Disclosure

Not Applicable

ITEM 6. Resignation of Directors.

Not Applicable

ITEM 7. Financial Statements and Exhibits

16.1 Letter from Pinkham and Pinkham to the Registrant.

ITEM 8. Change in Fiscal Year

Not Applicable

ITEM 9. Regulation FD Disclosure

Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: October 2, 2002

GUITRON INTERNATIONAL, INC.,
a Delaware corporation

By: /s/ Jacqueline Danforth
Name: Jacqueline Danforth
Title: Secretary/Treasurer